UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 11, 2023, Intrusion Inc. (the “Company”) entered into an amendment (the “Amendment”) of certain promissory notes pursuant to the Securities Purchase Agreement dated March 10, 2022 (the Purchase Agreement”), between the Company and Streeterville Capital, LLC, a Utah limited liability company (the “Streeterville”). The Company had previously sold and issued to Streeterville certain promissory notes, dated March 10, 2022 (“Note #1”), and June 29, 2022 (“Note #2”) (collectively, the “Notes”) pursuant to the Purchase Agreement (the Notes and Purchase Agreement collectively referred to as the “Transaction Documents”). The principal purpose of the Amendment was to temporarily defer Streeterville from making redemptions under the Transaction Documents for the period beginning on January 11, 2023, and ending on March 31, 2023, in exchange for a fee equal to 3.75% of the outstanding balance of each of the Notes, and the Amendment made certain other amendments to the Transaction Documents. The fee was added to the outstanding principal balance of each Note as of January 11, 2023.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03 Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement by a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of shares of Common Stock pursuant to the Notes, if any, will be made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) exhibits

10.1 - Global Amendment, dated January 11, 2023

104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: January 17, 2023	By:	/s/ Kimberley Pinson
Kimberly Pinson
Chief Financial Officer

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